DELAWARE WILSHIRE PRIVATE MARKETS MASTER FUND

DELAWARE WILSHIRE PRIVATE MARKETS FUND
DELAWARE WILSHIRE PRIVATE MARKETS TENDER FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William M. Doran	Date:	March 21, 2020
William M. Doran
Trustee

DELAWARE WILSHIRE PRIVATE MARKETS MASTER FUND

DELAWARE WILSHIRE PRIVATE MARKETS FUND
DELAWARE WILSHIRE PRIVATE MARKETS TENDER FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jon C. Hunt	Date:	March 18, 2020
Jon C. Hunt
Trustee

DELAWARE WILSHIRE PRIVATE MARKETS MASTER FUND

DELAWARE WILSHIRE PRIVATE MARKETS FUND
DELAWARE WILSHIRE PRIVATE MARKETS TENDER FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas P. Lemke	Date:	March 20, 2020
Thomas P. Lemke
Trustee

DELAWARE WILSHIRE PRIVATE MARKETS MASTER FUND

DELAWARE WILSHIRE PRIVATE MARKETS FUND
DELAWARE WILSHIRE PRIVATE MARKETS TENDER FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jay C. Nadel	Date:	March 19, 2020
Jay C. Nadel
Trustee

DELAWARE WILSHIRE PRIVATE MARKETS MASTER FUND

DELAWARE WILSHIRE PRIVATE MARKETS FUND
DELAWARE WILSHIRE PRIVATE MARKETS TENDER FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Randall S. Yanker	Date:	March 19, 2020
Randall S. Yanker
Trustee

DELAWARE WILSHIRE PRIVATE MARKETS MASTER FUND

DELAWARE WILSHIRE PRIVATE MARKETS FUND
DELAWARE WILSHIRE PRIVATE MARKETS TENDER FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Michael Beattie	Date:	March 19, 2020
Michael Beattie
President

DELAWARE WILSHIRE PRIVATE MARKETS MASTER FUND

DELAWARE WILSHIRE PRIVATE MARKETS FUND
DELAWARE WILSHIRE PRIVATE MARKETS TENDER FUND

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced funds (the “Trusts”), each a voluntary association (commonly known as a “business trust”) organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher and Eric Griffith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and amendments thereto under the provisions of the Investment Company Act of 1940, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Stephen Connors	Date:	March 19, 2020
Stephen Connors
Treasurer, Controller and Chief Financial Officer